  Summary Prospectus

Touchstone Large Cap Relative Value Fund  January 27, 2012

Class A Ticker: TRVAX Class C Ticker: TRVCX
Class Y Ticker: TRVYX Institutional Shares Ticker: TRVIX

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information, both dated January 27, 2012, as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund's Prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Large Cap Relative Value Fund seeks capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's Prospectus on page 92 and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information on page 92.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.34%	3.61%	1.31%	1.04%
Acquired Fund Fees and Expenses (AFFE)[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.30%	5.32%	2.02%	1.75%
Fee Waiver and/or Expense Reimbursement[2]	2.10%	3.37%	1.07%	0.95%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.95%	0.80%

1The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

2Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94% and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the

Touchstone Large Cap Relative Value Fund

same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$690	$298	$97	$82	$198
3 Years	$1,347	$1,291	$530	$458	$1,291
5 Years	$2,026	$2,377	$989	$860	$2,377
10 Years	$3,828	$5,062	$2,262	$1,984	$5,062

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22 % of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Touchstone Large Cap Relative Value Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Value Index (between $0.7 billion and $411 billion at the time of its most recent reconstitution on May 31, 2011) at the time of purchase. The size of the companies in the Russell 1000 Value Index will change with market conditions.

The sub-advisor, EARNEST Partners LLC ("EARNEST Partners"), employs an investment style that seeks to outperform the Russell 1000 Value Index while attempting to control volatility and risk. In the first step of the investment process, EARNEST Partners screens the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. This process seeks to identify the financial and market characteristics, including valuation measures, market trends, operating trends, growth measures, and profitability measures that have been in place when an individual company has produced outstanding performance. In the second step of the investment process, an investment thesis is developed and tested for certain companies identified in the first step. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. In the final step of the investment process, EARNEST Partners constructs a portfolio of approximately 50 stocks that EARNEST Partners believes are expected to collectively have the best potential for capital appreciation and are expected to mitigate downside risk. EARNEST Partners will generally sell a stock if the company's prospects deteriorate, or if it identifies another stock expected to have superior return and risk characteristics.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares.

Large-Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be under valued does not appreciate in value as anticipated on experiences a decline in value.

Touchstone Large Cap Relative Value Fund

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 1000 Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Large Cap Relative Value Fund — Class A Total Return as of December 31

Best Quarter: 4th Quarter 2010	+13.17%
Worst Quarter: 3rd Quarter 2011	-18.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Large Cap Relative Value Fund
Class A Return Before Taxes	-11.14%	5.16%
Class A Return After Taxes on Distributions	-11.75%	4.81%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.45%	4.39%
Class C Return Before Taxes	-7.33%	7.13%
Class Y Return Before Taxes	-5.52%	8.21%
Institutional Shares Return Before Taxes	-5.37%	8.37%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	0.39%	8.45%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
EARNEST Partners LLC	Paul Viera	Managing the Fund since 2009	CEO and Partner

Touchstone Large Cap Relative Value Fund

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. ("Touchstone") or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-56-TFGT-TRVAX-1201